October 3, 1994


VIA EDGAR
- ---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: NationsBank Corporation: Current Report on Form 8-K filed October 3, 1994 (CIK Number 0000070858) (Commission File Number 1-6523)

Ladies and Gentlemen:

Pursuant to the Securities and Exchange Act of 1934, as amended, and the general rules and regulations thereunder, NationsBank Corporation hereby transmits a Current Report on Form 8-K, reporting a September 28, 1994 event, with exhibits (the "Current Report"), via the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system, for filing with the Securities and Exchange Commission (the "Commission"). No filing fee is being paid in connection with this filing.

By copy of this letter, we will deliver one complete manually signed copy of the Current Report to each of the New York Stock Exchange and the Pacific Stock Exchange.

If you have any questions with respect to the EDGAR filing or the paper printout, please call me at (704) 386-4238. Thank you for your attention to this matter.

Very truly yours,


Teresa Murphy Brenner
Senior Counsel

TMB: daj

Enclosures
cc (w/encl.):  New York Stock Exchange, Inc.
               Pacific Stock Exchange Incorporated

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      ----------------------------------


                                   FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


     Date of Report (Date of earliest event reported): September 28, 1994



                            NATIONSBANK CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          North Carolina                 1-6523                  56-0906609
      -----------------------         ------------          -------------------
     (State of Incorporation)         (Commission           (IRS Employer
                                      File Number)          Identification No.)





       NationsBank Corporate Center, Charlotte, North Carolina           28255
       -------------------------------------------------------         --------
       (Address of principal executive offices)                        Zip Code




                                (704) 386-5000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        On September 28, 1994, the Board of Directors (the "Board") authorized NationsBank Corporation (the "Registrant") to purchase up to 20 million shares of its common stock from time to time in open market or private transactions. A copy of the related press release is attached hereto as Exhibit 99.1.

        As previously announced and reported, on July 27, 1994, in addition to the above authorization, the Board authorized the Registrant to purchase from time to time in the open market (i) up to 10 million shares of its common stock representing the number of shares of common stock it intends to issue for its dividend reinvestment and stock purchase plan ("DRIP") and its various employee benefit plans, during the twelve month period following the authorization, and
(ii) up to 1.2 million shares of common stock to be issued in connection with its proposed acquisition of RHNB Corporation ("RHNB"). As of September 21, 1994, the Registrant had purchased 2,300,000 shares of its common stock for use with the DRIP, various employee benefit plans and the proposed acquisition of RHNB.

Exhibit No.              Description of Exhibit
- -----------              ----------------------
99.1                     Press Release dated September 29, 1994
                         with respect to the purchase of up to
                         20 million shares of NationsBank Corporation's common stock from time to time in open market or private transactions.

                                  Signatures
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 NATIONSBANK CORPORATION


                                                 By:  /s/ Charles M. Berger
                                                      -------------------------
                                                      Charles M. Berger
                                                      Deputy General Counsel




Dated: October 3, 1994

                                                                   Exhibit 99.1
                                                                   ------------


NATIONSBANK CORPORATION                                            NEWS RELEASE
NATIONSBANK CORPORATE CENTER
CHARLOTTE, NC 28255


FOR IMMEDIATE RELEASE


September 29, 1994 -- NationsBank Corporation announced today its board has authorized the company to purchase up to 20 million shares of its common stock from time to time in open market or private transactions.

NationsBank said the purchased shares will be retired for future reissuance.

As of June 30, 1994, NationsBank had $164 billion in assets and 276 million shares outstanding.



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Media Contact:     Tim Lubinsky
                   Corporate Communications
                   Office Telephone: (704) 386-4330
                   Fax:(704) 386-9912